UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2016

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2016, CMS Energy Corporation (“CMS Energy”) announced that John G. Russell has elected to retire from his position as CMS Energy and Consumers Energy Company (“Consumers Energy”) president and chief executive officer on July 1, 2016 and is expected to become the chairman of the CMS Energy and Consumers Energy boards of directors (the “Boards”) on May 6, 2016. He would succeed David W. Joos who has elected to retire after serving on the Boards for 15 years, including six years as chairman.

Patricia Kessler Poppe will succeed Russell as CMS Energy and Consumers Energy president and chief executive officer in July and is nominated to join the Boards in May. Russell has served since 2010 as CMS Energy president and chief executive officer, and president and chief executive officer of Consumers Energy.

Poppe, 47, is senior vice president of distribution operations, engineering and transmission for CMS Energy and Consumers Energy, with overall responsibility for the company’s electric and natural gas distribution systems, energy operations and electric transmission. Previously, she served as vice president of customer operations, rates and regulation and joined Consumers Energy in 2011. Before joining the company Poppe served in leadership roles with DTE Energy, including overseeing five electric generating facilities, and held a variety of plant management positions in the automotive industry. She earned a master’s degree in management from the Stanford University Graduate School of Business and received a bachelor’s degree and master’s degree in industrial engineering from Purdue University.

In addition, the Boards expect to elect William D. Harvey, former chairman and chief executive officer of Alliant Energy, as Presiding Director on May 6, 2016.

A copy of the CMS Energy News Release is furnished as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

CMS Energy will hold a webcast to discuss these items and certain 2015 financial results and provide a business outlook on January 27, 2016 at 9:00 AM (EST).  To participate in the Webcast, go to CMS Energy’s home page (www.cmsenergy.com) and select “Investor Meeting.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 CMS Energy News Release dated January 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: January 26, 2016	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: January 26, 2016	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer

Exhibit Index

99.1 CMS Energy News Release dated January 26, 2016